UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2016

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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip Code)

(706) 645-1391
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated April 15, 2016, filed by Charter Financial Corporation (the “Company”), with the Securities and Exchange Commission (the “Original Form 8-K”), and is being filed solely to amend Item 9.01 of the Original Form 8-K to present certain unaudited pro forma financial information for the Company and CBS Financial Corporation (the “CBS”). No other changes are being made to the Original Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of CBS and its subsidiaries as of December 31, 2015 and 2014, and for each of the years in the two years ended December 31, 2015 are filed as Exhibit 99.2 to the Original Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of the Company and CBS as of and for the three months ended December 31, 2015, and for the fiscal year ended September 30, 2015, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(c) N/A

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger by and among the Company, CHFN Merger Sub, LLC and CBS Financial Corporation, dated as of December 3, 2015 (previously filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on February 8, 2016, and incorporated herein by reference).

23.1	Consent of Nichols, Cauley & Associates, LLC, Independent Auditor of CBS (previously filed as Exhibit 23.1 to the Original Form 8-K, and incorporated herein by reference).

99.1	Press release issued April 15, 2016 (previously filed as Exhibit 99.1 to the Original Form 8-K, and incorporated herein by reference).

99.2
Consolidated Financial Statements of CBS and its Subsidiary as of December 31, 2015 and 2014, and for each of the years in the two years ended December 31, 2015 (previously filed as Exhibit 99.2 to the Original Form 8-K, and incorporated herein by reference).

99.3	Unaudited pro forma combined consolidated financial information of the Company and CBS as of and for the three months ended December 31, 2015, and for the fiscal year ended September 30, 2015.
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	May 6, 2016	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer